UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): September 1, 2006




                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------



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Item 5.02 Departure of Directors or Principal Officers;
	    Election of Directors;
	    Appointment of Principal Officers
          ------------------------------------------

On September 1, 2006, the election became effective of a new board member - Mark J. Ahn, PhD - to the Access Pharmaceuticals, Inc.
Board of Directors.

Dr. Ahn is currently President and CEO of Hanna Biosciences, Inc., a South San Franciso, CA - based biopharmaceutical company which acquires, Develops and commercializes innovative products to advance cancer care. Previously to Hanna, Dr. Ahn served as Vice President, Hematology and Corporate officer at Genentech, Inc. Prior to Genetech, Dr. Ahn held a Series of positions of increasing responsibility at Bristol-Meyers Squibb Company, Amgen, Inc. and FMC Corporation.

Effective September 1, 2006, Max Link, PhD resigned from the Board of
Directors.

A press release is attached as Exhibit 99.1 to this report and is Incorporated herein by this reference, in which the Company announced its new director Mark Ahn, PhD and the resignation of its director Max Link, PhD.


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
                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated September 7, 2006

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
				EXHIBIT INDEX

Exhibit
Number	Description
-------	------------------
99.1		Press Release, dated September 5, 2006